UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2020 (October 30, 2020)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 30, 2020, Prospect Capital Corporation (the “Company”) entered into a Dealer Manager Agreement with Incapital LLC (the “Dealer Manager”) and the other agents named therein from time to time (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering of up to 10,000,000 shares (the “Authorized Amount”) of its Series 5.50% Series AA1 preferred stock, par value $0.001 per share, with a liquidation preference of $25.00 per share (such Authorized Amount of 10,000,000 shares being referred to herein as the “Preferred Stock” and such $25.00 per share liquidation preference being referred to herein as the “Stated Value”). The Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock offered pursuant to the Dealer Manager Agreement shall not exceed 10,000,000 shares (the “Offering”).
The Preferred Stock is registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-236415) under the Securities Act of 1933, as amended (the “Registration Statement”), and will be offered and sold pursuant to a prospectus supplement dated October 30, 2020, and a base prospectus dated February 13, 2020 relating to the Registration Statement (collectively, the “Prospectus”).
The Dealer Manager Agreement requires the Dealer Manager to use its reasonable best efforts to sell shares of the Preferred Stock offered in the Offering. The Preferred Stock will be sold at multiple fixed public offering prices between $22.50 and $25.00 per share. Subject to the terms, conditions and limitations described in the Dealer Manager Agreement, the Dealer Manager will purchase the Preferred Stock from the Company at a selling concession equal to 10% of the Stated Value; the Dealer Manager will receive a selling concession in an amount up to 1.025% of the Stated Value and will reallow any remaining portion of the selling concession to third-party broker-dealers authorized by the Dealer Manager to sell the Preferred Stock and the agents who may be approved by the Company from time to time to sell the Preferred Stock. The selling concession may be reduced or eliminated on certain sales of Preferred Stock and the selling concession the Company will be deemed to have paid on any particular sale of Preferred Stock will depend on the fixed offering price used for such sale of Preferred Stock in accordance with, and on the terms set forth in, the Prospectus.
Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements of a material fact contained in the Registration Statement, Prospectus or any supplement thereto relating to the Offering or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, Prospectus or any supplement thereto relating to the Offering.
The foregoing description of the Dealer Manager Agreement is only a summary and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Preferred Stock offered in the Offering, a copy of which is attached to this Form 8-K as Exhibit 5.1

Item 3.03. Material Modification to Rights of Security Holders.
On October 30, 2020, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”), reclassifying and designating 20,000,000 shares of the Company’s authorized and unissued shares of Common Stock into shares of Preferred Stock as “Convertible Preferred Stock, Series AA1.” The reclassification decreased the number of shares classified as Common Stock from 1,880,000,000 shares immediately prior to the reclassification to 1,860,000,000 shares immediately after the reclassification. The description of the Preferred Stock contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.
The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 2, 2020, the Company filed a Certificate of Correction (the “Certificate of Correction”) to its Articles Supplementary filed on August 3, 2020 (the “Base Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland. The Certificate of Correction fixes an incorrect defined term contained in Section 2 of the Base Articles Supplementary. The Certificate of Correction became effective upon filing.
The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 8.01. Other Events.
Preferred Stock Dividend Reinvestment Plan
In connection with the Offering, effective as of October 30, 2020, the Company amended and restated its Preferred Stock Distribution Reinvestment Plan (the “DRIP”) to include the Preferred Stock. Under the DRIP, holders of Preferred Stock (“preferred stockholders”) will have dividends on their Preferred Stock automatically reinvested in additional shares of such Preferred Stock at a price per share of $25.00 if they so elect. Once enrolled in the DRIP, preferred stockholders may elect to reinvest all, but not less than all, of their dividends in additional shares of Preferred Stock, until they terminate their participation in the DRIP. The Company will pay all fees or other charges on shares of Preferred Stock purchased through the DRIP.
Shares of Preferred Stock purchased under the DRIP will come from the Company’s authorized but unissued shares of Preferred Stock. Shares of Preferred Stock received through the DRIP will be of the same series and have the same original issue date for purposes of calculating the fee associated with a preferred stockholder’s election to convert shares of Preferred Stock held by the preferred stockholder prior to the listing of the Preferred Stock on a national securities exchange and for other terms of the Preferred Stock based on issuance date as the Preferred Stock for which the dividend was declared. The Company may terminate the DRIP at any time in its sole discretion. The description of the DRIP contained in the section of the Prospectus entitled “Preferred Stock Dividend Reinvestment Plan” is incorporated herein by reference.
The foregoing description of the DRIP is only a summary and is qualified in its entirety by reference to the full text of the DRIP, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Other Agreements

In connection with the Offering, the Company is also filing a form of Master Selected Dealer Agreement as an exhibit hereto (which is an exhibit to the Dealer Manager Agreement and incorporated herein by reference to Exhibit 1.1).

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1
Dealer Manager Agreement, dated October 30, 2020, by and among, the Company, Prospect Capital Management L.P., Prospect Administration LLC, Incapital LLC and the Agents named therein and added from time to time.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation.

3.2	Certificate of Correction to the Articles Supplementary of Prospect Capital Corporation.

5.1	Opinion of Venable LLP.

99.1	Amended and Restated Preferred Stock Dividend Reinvestment Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  November 4, 2020

Index to Exhibits

Exhibit Number	Description
1.1
Dealer Manager Agreement, dated October 30, 2020, by and among, the Company, Prospect Capital Management L.P., Prospect Administration LLC, Incapital LLC and the Agents named therein and added from time to time.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation.
3.2	Certificate of Correction to the Articles Supplementary of Prospect Capital Corporation.
5.1	Opinion of Venable LLP.
99.1	Amended and Restated Preferred Stock Dividend Reinvestment Plan.